                                                                     EXHIBIT 1.4

                             LETTER OF TRANSMITTAL

                           OFFER FOR ALL OUTSTANDING
        PRIVATELY PLACED 11% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2008
                                IN EXCHANGE FOR
              NEW 11% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2008
          WHICH HAVE BEEN REGISTERED  UNDER THE SECURITIES ACT OF 1933
                       AND FOR ALL OUTSTANDING SHARES OF
  PRIVATELY PLACED 13 1/2% EXCHANGEABLE PREFERRED STOCK MANDATORILY REDEEMABLE
                                IN EXCHANGE FOR
 NEW SHARES OF 13 1/2% EXCHANGEABLE PREFERRED STOCK MANDATORILY REDEEMABLE 2010
          WHICH HAVE BEEN REGISTERED  UNDER THE SECURITIES ACT OF 1933
                                       OF
                       HARBORSIDE HEALTHCARE CORPORATION

          THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
                  TIME, ON NOVEMBER 30, 1998, UNLESS EXTENDED

     THE EXCHANGE AGENT IS UNITED STATES TRUST COMPANY OF NEW YORK, WHOSE MAILING ADDRESSES AND FACSIMILE NUMBER ARE AS FOLLOWS AND WHOSE TELEPHONE NUMBER IS (800) 548-6565:

            BY REGISTERED OR CERTIFIED MAIL:                          BY HAND DELIVERY BEFORE 4:30 PM. E.S.T.:
         United States Trust Company of New York                      United States Trust Company of New York
                       P.O. Box 843                                                 111 Broadway
                      Cooper Station                                          New York, New York 10006
                New York, New York  10276                          Attention:  Lower Level Corporate Trust Window
           Attention:  Corporate Trust Services

                      BY FACSIMILE:                               BY OVERNIGHT COURIER AND BY HAND DELIVERY AFTER
                      (212) 780-0592                                4:30 PM. E.S.T. ON THE EXPIRATION DATE ONLY:
               Attention:  Customer Service                           United States Trust Company of New York
          Confirm by telephone:  (800) 548-6565                               770 Broadway, 13th Floor
                                                                              New York, New York 10003

                       DESCRIPTION OF SECURITIES TENDERED


NAME AND ADDRESS OF REGISTERED HOLDER AS IT APPEARS
ON THE PRIVATELY PLACED 11% SENIOR SUBORDINATED            CERTIFICATE NUMBER(S)            PRINCIPAL AMOUNT OF
DISCOUNT NOTES DUE 2008 ("OLD NOTES")                      OF OLD NOTES TRANSMITTED         OLD NOTES TRANSMITTED

______________________________________________________     __________________________       _______________________
______________________________________________________     __________________________       _______________________
______________________________________________________     __________________________       _______________________
______________________________________________________     __________________________       _______________________
______________________________________________________     __________________________       _______________________

NAME AND ADDRESS OF REGISTERED HOLDER AS IT
APPEARS ON THE PRIVATELY PLACED 13 1/2%                    CERTIFICATE NUMBER(S)            NUMBER OF SHARES OF
EXCHANGEABLE PREFERRED STOCK MANDATORILY                   OF OLD PREFERRED STOCK           OLD PREFERRED STOCK
REDEEMABLE 2010 ("OLD PREFERRED STOCK")                    TRANSMITTED                      TRANSMITTED

______________________________________________________     __________________________       _______________________
______________________________________________________     __________________________       _______________________
______________________________________________________     __________________________       _______________________
______________________________________________________     __________________________       _______________________

           NOTE:  SIGNATURES MUST BE PROVIDED BELOW.  PLEASE READ THE
                      ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     1. The undersigned hereby agrees to exchange (i) the aggregate principal amount of privately placed 11% Senior Subordinated Discount Notes Due 2008 (the "Old Notes") of Harborside Healthcare Corporation, a Delaware corporation (the "Company"), specified on the first page of this Letter of Transmittal (if any) for a like principal amount of new 11% Senior Subordinated Discount Notes Due 2008 (the "New Notes") of the Company which have been registered under the Securities Act of 1933, and/or (ii) the number of shares of privately placed 13 1/2% Exchangeable Preferred Stock Mandatorily Redeemable 2010 (the "Old Preferred Stock," and together with the Old Notes, the "Old Securities") of the Company specified on the first page of this Letter of Transmittal (if any), plus any shares of Old Preferred Stock paid as dividends thereon prior to the closing of the Exchange Offer, for the same number of new shares of 13 1/2% Exchangeable Preferred Stock Mandatorily Redeemable 2010 (the "New Preferred Stock," and together with the New Notes, the "New Securities") of the Company which have been registered under the Securities Act of 1933, upon the terms and subject to the conditions contained in the Registration Statement on Form S-4 filed by the Company and other Registrants with the Securities and Exchange Commission (the "Registration Statement") and the accompanying Prospectus dated October 28, 1998 included therein (the "Prospectus"), receipt of which is hereby acknowledged.

     2. The undersigned hereby acknowledges that a dividend is payable on the Old Preferred Stock on November 1, 1998, which dividend will be paid in additional shares of Old Preferred Stock. Accordingly, if this Letter of Transmittal is being completed after November 1, 1998, the number of shares of Old Preferred Stock specified on the front page of this Letter of Transmittal (if any) includes such dividend shares.

     3. The undersigned hereby represents and warrants that he, she or it has full authority to tender the Old Securities described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange of the Old Securities.

     4. The undersigned understands that the tender of the Old Securities pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

     5. The undersigned hereby represents and warrants that the undersigned is acquiring the New Securities in the ordinary course of the business of the undersigned and that the undersigned is not engaged in, and does not intend to engage in, a distribution of the New Securities.

     6. If the undersigned is a broker-dealer, (i) it hereby represents and warrants that it acquired the Old Securities for its own account as a result of market-making activities or other trading activities and (ii) it hereby acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with any resale of the New Securities received hereby. The acknowledgment contained in the foregoing sentence shall not be deemed an admission that the undersigned is an "underwriter" within the meaning of the Securities Act.

     7. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

                   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS


                              (SEE INSTRUCTION 1)

     To be completed ONLY IF the New Securities are to be issued in the name of someone other than the undersigned or are to be sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

               ISSUE TO:

               Name______________________________________________
                                 (Please Print)

               Address___________________________________________

                      ___________________________________________

                      ___________________________________________
                                 (Include Zip Code)

               MAIL TO:

               Name______________________________________________
                                 (Please Print)

               Address___________________________________________

                      ___________________________________________

                      ___________________________________________
                               (Include Zip Code)

                                   SIGNATURE

                 ________________________________________________
                          (Name of Registered Holder)

               By:    ___________________________________________
                  Name:
                  Title:

               Date:  ___________________________________________

(Must be signed by registered holder exactly as name appears on Old Securities. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.)

               Address:__________________________________________

                       __________________________________________

               Telephone No._____________________________________

Taxpayer Identification No.:_____________________________________

Signature Guaranteed By:_________________________________________
                              (See Instruction 1)

               Title:____________________________________________

               Name of Institution:______________________________

               Address:__________________________________________

               Date:_____________________________________________



PLEASE READ THE INSTRUCTIONS BELOW, WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS


     1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States which is a member of a recognized Medallion Signature Program approved by the Securities Transfer Association, Inc. (an "Eligible Institution"), unless (i) the "Special Issuance and Delivery Instructions" above have not been completed or (ii) the Old Securities are tendered for the account of an Eligible Institution.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND OLD SECURITIES. The properly completed and duly executed Letter of Transmittal (or a facsimile thereof) should be mailed or delivered to the Exchange Agent at one of the addresses set forth above. In addition, either (i) certificates for Old Securities being tendered must be received by the Exchange Agent along with the Letter of Transmittal, or (ii) a timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") of Old Securities being tendered into the Exchange Agent's account at The Depository Trust Company pursuant to the procedure for book-entry transfer described in the Prospectus, must be received by the Exchange Agent prior to the Expiration Date, or (iii) the holder must comply with the guaranteed delivery procedures described below.

     THE METHOD OF DELIVERY OF LETTERS OF TRANSMITTAL, OLD SECURITIES AND OTHER DOCUMENTS IS AT THE ELECTION AND RISK OF THE RESPECTIVE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL (WITH RETURN RECEIPT), PROPERLY INSURED, IS SUGGESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

     3. GUARANTEED DELIVERY PROCEDURES. Registered holders who wish to tender their Old Securities and (i) whose Old Securities are not immediately available or (ii) who cannot deliver their Old Securities, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or (iii) who cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender if:

          (a) The tender is made through an Eligible Institution;

          (b) Prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Old Securities and the amount of Old Securities tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, Letter of Transmittal (or facsimile thereof) together with certificate(s) representing all physically tendered Old Securities, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

          (c) Such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) for all physically tendered Old Securities, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by the Letter of Transmittal, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     4. SIGNATURES ON LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than a registered holder of any Old Securities, such Old

Securities must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered holder or holders appear on the Old Securities.

     If this Letter of Transmittal or any Old Securities or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     5. MISCELLANEOUS. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Old Securities will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any or all tenders of any particular Old Securities not properly tendered or to not accept any particular Old Securities which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to particular Old Securities either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Securities in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Old Securities either before or after the Expiration Date (including this Letter of Transmittal and the instructions) by the Company will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Securities for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Securities for exchange, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Securities will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Securities received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof.

                           IMPORTANT TAX INFORMATION

     A holder of an Old Security whose tendered Old Securities are accepted for exchange is required to provide the Exchange Agent (as agent for the payer) with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If such holder of an Old Security is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to New Securities received pursuant to the Offer may be subject to backup withholding.

     Certain holders of Securities (including, among others, all corporations and certain foreign individuals) may not be subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31 percent of any payments made to the holder of the Security. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each tendering holder of Old Securities is required to notify the Exchange Agent of his, her or its correct TIN by completing the Substitute Form W-9 below certifying the TIN provided on such form is correct (or that such holder is awaiting a TIN) and that (1) the holder is exempt from backup withholding, (2) the holder has not been notified by the Internal Revenue Service that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (3) the Internal Revenue Service has notified the holder that he, she or it is no longer subject to backup withholding.

     The holder of an Old Security is required to give the Exchange Agent the social security number or employer identification number of the record owner of such Old Security. If the Old Securities are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

     The box in Part 3 of the Substitute Form W-9 may be checked if the submitting holder has not been issued a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. However, such amounts may be refunded to such holder if a TIN is provided to the Exchange Agent within 60 days.

     If the tendering holder of Old Securities is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a properly completed Form W-8, Certificate of Foreign Status, signed under penalties of perjury, attesting to his, her or its exempt status. Such forms may be obtained from the Exchange Agent.

            PAYER'S NAME:  UNITED STATES TRUST COMPANY OF NEW YORK,
                                    AS AGENT


-----------------------------------------------------------------------------------------------------
SUBSTITUTE                  PART 1  PLEASE PROVIDE YOUR TIN IN           Social Security Number
FORM W-9                      THE BOX AT RIGHT AND CERTIFY BY                      or
                                 SIGNING AND DATING BELOW           Employer Identification Number:

                                                                     _______________________

-----------------------------------------------------------------------------------------------------
DEPARTMENT OF THE          PART 2  Certification  Under penalties of perjury, I certify that:
   TREASURY                (1)  The number shown on this form is my correct Taxpayer identification
INTERNAL REVENUE SERVICE         Number (or I am waiting for a number to be issued to
                                 me) and
                           (2)  I am not subject to backup withholding because:  (a) I am exempt from backup withholding, (b) I have not been notified by the
PAYER'S REQUEST FOR             Internal Revenue Service (the "IRS") that I am subject to backup
TAXPAYER IDENTIFICATION         withholding as a result of a failure to report all interest or
 NUMBER "TIN"                   dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
                           Certification Instructions  You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting of interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).
                           --------------------------------------------------------------------------
                                                                                  PART 3
                           SIGNATURE:_______________ DATE:________                Awaiting
                                                                                  TIN  [_]
                           --------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE WITH RESPECT TO THE SECURITIES SUBSEQUENT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9


--------------------------------------------------------------------------------
               CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

_________________________________            __________________________________
           Signature                                        Date

--------------------------------------------------------------------------------

        GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                            ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.


------------------------------------------------------------
                                  Give the Social Security
For This Type of Account:         Number
                                  of --
------------------------------------------------------------
1.     An individual              The individual
2.     Two or more individuals    The actual owner of the
       (joint account)            account or, if combined
                                  funds, any one of the
                                  individuals (1)
3.     Husband and wife (joint    The actual owner of the
       account)                   account or, if joint
                                  funds, either person (1)
4.     Custodian account to a     The minor (2)
       minor (Uniform Gift to
       Minors Act)
5.     Adult and minor (joint     The adult or, if the
       account)                   minor is the only
                                  contributor, the minor
                                  (1)
6.     Account in the name of     The ward, minor, or
       guardian or committee      incompetent person (3)
       for a designated ward,
       minor, or incompetent
       person.
7.     a.   The usual             The grantor-trustee (1)
            revocable savings
            trust account
            (grantor is also
            trustee)              The actual owner (1)
       b.   So-called trust
            account that is not
            a legal or valid
            trust under State
            law
8.     Sole proprietorship        The owner (4)
       account
------------------------------------------------------------


------------------------------------------------------------
                                  Give the Employer
For This Type of Account          Identification Number
                                  of --
------------------------------------------------------------
9.     A valid trust, estate,     The legal entity (Do
       or pension fund            not furnish the
                                  identifying member of
                                  the personal
                                  representative or
                                  trustee unless the
                                  legal entity itself is
                                  not designated in the
                                  account title.) (5)
10.    Corporate account          The corporation
11.    Religious, charitable,     The organization
       or educational
       organization account
12.    Partnership account held   The partnership
       in the name of the
       business
13.    Association, club, or      The organization
       other tax-exempt
       organization
14.    A broker or registered     The broker or nominee
       nominee
15.    Account with the           The public entity
       Department of
       Agriculture in the name
       of a public entity (such
       as a State or local
       government, school
       district, or prison)
       that receives
       agricultural program
       payments


_____________________
(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security number or Employer identification number (if you have one).
(5) List first and circle the name of the legal trust, estate, or pension trust.
Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

        GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                            ON SUBSTITUTE FORM W-9

                                    Page 2


OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number (for business and all other entities), at the local office to the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on all payments except certain barter exchange and patronage dividends include the following:

 .  A corporation.
 .  A financial institution.
 .  An organization exempt from tax under section 501(a) of the Internal Revenue
   Code of 1986, as amended (the "Code"), or an individual retirement plan, or a custodial account under section 403(b)(7) of the Code, if the account satisfies the requirements of section 401(f)(2) of the Code.
 .  The United States or any agency or instrumentality thereof.
 .  A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
 .  A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
 .  An international organization or any agency, or instrumentality thereof.

Payees specifically exempted from backup withholding on all payments except payments subject to reporting under section 6041 and 6041A of the code and barter exchange and patronage dividends include:

 .  A dealer in securities required to register in the U.S., the District of
   Columbia, or a possession of the U.S.
 .  A real estate investment trust.
 .  A common trust fund operated by a bank under section 584(a) of the Code.
 .  An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1) of the Code.
 . An entity registered at all times under the Investment Company Act of 1940. . A foreign central bank of issue.
 . A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Securities, Inc., Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

 .  Payments to nonresidential aliens subject to withholding under section 1441 of the Code.
 .  Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
 .  Payments of patronage dividends where the amount received is not paid in money.
 .  Payments made by certain foreign organizations.
 .  Payments made to a nominee.
 .  Section 401(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

 . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
 .  Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).
 . Payments described in section 6049(b)(5) of the code to nonresident aliens. . Payments on tax-free covenant bonds under section 1451 of the Code.
 .  Payments made by certain foreign organizations.
 .  Payments made to a nominee.


Exempt Payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest dividends, and patronage dividends, that are not subject information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A of the Code and the Treasury regulations promulgated thereunder.

PRIVACY ACT NOTICE

Section 6109 of the Code requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to a reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

             FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT
                                  OR THE IRS.